UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2005

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453
Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 21, 2005, Advanced Micro Devices, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) in connection with the reorganization of its former majority-owned subsidiary, Spansion LLC, and the initial public offering of Class A common stock of Spansion Inc.

This amendment is filed solely to file a revised Exhibit 99.1 to correct typographical errors in Exhibit 99.1 to the Initial Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information

The tables included in Exhibit 99.1 set forth the Company’s (i) unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 26, 2004 and the nine months ended September 25, 2005 after giving effect to the IPO, as if the IPO occurred, and the equity method of accounting was applied, to the Company’s reduced ownership interest in Spansion as of the beginning of each respective period and (ii) an unaudited pro forma consolidated condensed balance sheet as of September 25, 2005 after giving effect to the IPO as if the IPO occurred and the equity method of accounting was applied as of that date.

These unaudited pro forma consolidated condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Company applied the equity method of accounting as of the dates indicated or of the operating results or financial position of any future period. These unaudited pro forma consolidated condensed financial statements and the accompanying notes should be read together with:

•	The Company’s consolidated financial statements and accompanying notes as of and for the year ended December 26, 2004, and the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Annual Report on Form 10-K for the year ended December 26, 2004.

•	The Company’s consolidated financial statements and accompanying notes as of and for the nine months ended September 25, 2005, and the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 25, 2005.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Consolidated Financial Statements

(i) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 25, 2005

(ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 26, 2004

(iii) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

Date: December 23, 2005	By:	/s/ Faina Medzonsky
Name: Faina Medzonsky Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Consolidated Financial Statements

(i) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 25, 2005

(ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 26, 2004

(iii) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 25, 2005